Exhibit 10.28

AMENDMENT NO. 3
dated as of June 30, 2005

to

CREDIT AGREEMENT
dated as of October 30, 2003

between

COLLEGIATE FUNDING SERVICES, L.L.C.,
as Borrower

COLLEGIATE FUNDING SERVICES, INC.
(f/k/a CFSL Corp., f/k/a CFSL Holdings Corp.),
as Parent Guarantor

THE SUBSIDIARY GUARANTORS REFERRED TO HEREIN,
as Subsidiary Guarantors

THE LENDERS NAMED HEREIN,
as Lenders

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of June 30, 2005 (this “Amendment No. 3”) to the Credit Agreement referred to below, between COLLEGIATE FUNDING SERVICES, L.L.C. (the “Borrower”), COLLEGIATE FUNDING SERVICES, INC. (f/k/a CFSL Corp., f/k/a CFSL Holdings Corp.) (the “Parent”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 30, 2003 (as heretofore modified and supplemented and in effect on the date hereof immediately prior to the effectiveness of this Amendment No. 3, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower in an aggregate principal amount not exceeding $30,000,000 at any one time outstanding.

Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Certain Definitions. The definition of “Commitment Termination Date” in Section 1.01 of the Credit Agreement shall be amended in its entirety as follows:

“Commitment Termination Date” means October 7, 2005 or, if such date is not a Business Day, the immediately preceding Business Day.

2.03. Investments. Section 7.05 of the Credit Agreement shall be amended by replacing the figure “$5,000,000” appearing in clause (i) thereof with the figure “$20,000,000”.

2.04. Operating Leases. Section 7.09 of the Credit Agreement shall be amended by replacing the figure “$2,500,000” appearing in clause (g) thereof with the figure “$3,000,000”.

Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders, both immediately prior to this Amendment No. 3 becoming effective and after giving effect thereto, that (a) the representations and warranties of such Obligor set forth in Article IV of the Credit Agreement and in each of the other Credit Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Article IV to “this Agreement” (or words of similar import) or in such other Credit Documents to “the Credit Agreement” (or words of similar import) included reference to this Amendment No. 3 and (b) no Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date hereof upon the satisfaction on or before July 6, 2005 of each of the following conditions precedent:

4.01. Amendment No. 3. The Administrative Agent shall have received one or more counterparts of this Amendment No. 3 executed by each Obligor and each Lender.

4.02. Corporate Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the transactions contemplated by this Amendment No. 3 and any other legal matters relating to the Obligors, this Amendment No. 3 or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

4.03. Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the date hereof and signed by a Financial Officer of the Borrower, in respect of the matters set forth in Section 3, in form and substance satisfactory to the Administrative Agent and its counsel.

4.04. Payment of Fees. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent of payment (or irrevocable instructions for payment) by the Borrower in full of the fees provided for in the fee letter dated June 28, 2005 addressed by the Borrower to the Administrative Agent (including the reasonable accrued fees and expenses of counsel to JPMCB) in connection with this Amendment No. 3.

4.05. Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request.

Section 5. Confirmation of Guarantees and Security Interests. Each of the Guarantors, by its execution of this Amendment No. 3, hereby consents to this Amendment No. 3 and confirms and ratifies that all of its obligations as a Guarantor under the Credit Agreement (including, without limitation, Article III thereof) shall continue in full force and effect for the benefit of the Administrative Agent and the Lenders with respect to the Credit Agreement as amended hereby. Each of the Obligors, by its execution of this Amendment No. 3, hereby confirms that the security interests granted by it under each of the Security Documents to which it is a party shall continue in full force and effect in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent with respect to the Credit Agreement as amended hereby.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

BORROWER

COLLEGIATE FUNDING SERVICES, L.L.C.

by COLLEGIATE FUNDING SERVICES, INC.,

as member

By

Name:

Title:

U.S. Tax I.D. Number for the Borrower:

54-1905639

Address for the Borrower:

Collegiate Funding Services, L.L.C.

10304 Spotsylvania Avenue

Fredericksburg, VA 22408

PARENT GUARANTOR

COLLEGIATE FUNDING SERVICES, INC. (f/k/a CFSL Corp., f/k/a CFSL Holdings Corp.)

By

Name:

Title:

SUBSIDIARY GUARANTORS

COLLEGEXIT.COM, L.L.C.

By

Name:

Title:

CFS SERVICING, LLC

By

Name:

Title:

CFS-SUNTECH SERVICING LLC

By

Name:

Title:

MEMBERS CONNECT INC.

By

Name:

Title:

EGRAD INC.

By

Name:

Title:

COLLEGE PUBLISHER, INC.

By

Name:

Title:

LENDERS

JPMORGAN CHASE BANK, N.A.,

individually and as Administrative Agent

By

Name:

Title:

BANK OF AMERICA, N.A.

By

Name:

Title: